UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2017
(Date of earliest event reported)

ACCESS NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49929 (Commission File Number)	82-0545425 (I.R.S. Employer Identification No.)

1800 Robert Fulton Drive
Suite 300
Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 15, 2017, Access National Corporation (“Access”) held a special meeting of shareholders (the “special meeting”) in Reston, Virginia. At the special meeting, the shareholders of Access were asked to consider and vote on the following proposals: (1) to approve the Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access and Middleburg Financial Corporation (“Middleburg”), including the related Plan of Merger (together, the “merger agreement”), pursuant to which Middleburg will merge with and into Access (the “merger proposal”), and (2) to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger proposal (the “adjournment proposal”). At the special meeting, the merger proposal was approved by the affirmative vote of more than two-thirds of the outstanding shares of Access common stock entitled to vote at the special meeting.

 As of January 31, 2017, the record date for the special meeting, there were 10,695,300 shares of Access common stock issued and outstanding and eligible to be voted at the special meeting. At the special meeting, there were present in person or by proxy 8,857,883 shares of Access’s common stock, which constituted a quorum to conduct business at the meeting.

The items voted upon at the special meeting and the final voting results for each proposal were as follows:

1.	The Access merger proposal.
For	Against	Abstain	Broker Non-Votes
8,820,994	9,048	27,841	0
82.48%	0.08%	0.26%	0%
2.	The adjournment proposal.

The adjournment proposal was withdrawn, as it was not necessary due to the approval by Access’s shareholders of the merger proposal.

Item 8.01.	Other Events.

On March 15, 2017, Access and Middleburg issued a joint press release announcing (i) for Access, the results of the special meeting described in Item 5.07 of this Form 8-K, and (ii) for Middleburg, the results of the special meeting of shareholders of Middleburg held on March 15, 2017 at which, among other things, the merger agreement was approved. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release issued jointly by Access National Corporation and Middleburg Financial Corporation on March 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION

By:	/s/ Michael W. Clarke
Michael W. Clarke
President and Chief Executive Officer

March 15, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued jointly by Access National Corporation and Middleburg Financial Corporation on March 15, 2017.